Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing Method

The Company maintains the Equity Grant Award Policy (Equity Policy), which is intended to prevent stock option backdating and other grant timing issues in relation to the release of material, non-public information. Under the Equity Policy, the Compensation Committee approves annual equity awards and other off-cycle equity awards, including in connection with new hires and promotions, to executive officers who are subject to Section 16(a) of the Exchange Act and other senior executives. The Compensation Committee has delegated authority to the Equity Grant Committee, which currently consists of the CEO, to approve equity awards to other employees, within certain parameters. Annual equity awards to all employees are generally approved by the Equity Grant Committee or the Compensation Committee, as applicable, in March of each year. Off-cycle equity awards to new hires, employees receiving promotions, and other special circumstances are generally approved on the 16th day of the calendar month or such other date determined by the Equity Grant Committee or the Compensation Committee.

For all stock options or stock appreciation rights, the exercise price is the closing price of our common stock on the NYSE on the date of the grant. If the grant date falls on a non-trading day, the exercise price is the closing price of our common stock on the NYSE on the next trading day following the date of grant.

Award Timing Predetermined	true
Award Timing MNPI Considered	false